EXHIBIT 10.46


                           EMPLOYEE INVESTMENT PLAN OF
                               LEVI STRAUSS & CO.

                                   AMENDMENTS


         WHEREAS,  LEVI STRAUSS & CO. (the "Company")   maintains  the  Employee
Investment Plan of Levi Strauss & Co. (the "EIP"); and

         WHEREAS, pursuant to Section 18.1 of the EIP, the Board of Directors of the Company is authorized to amend the EIP at any time and for any reason; and

         WHEREAS, the Company desires to amend the EIP, effective January 1, 2002, in accordance with Regulations promulgated by the Internal Revenue Service to eliminate all optional forms of benefit payable thereunder in the form of an annuity; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of the Company authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the EIP and to further delegate to certain officers of the Company the authority to take certain actions with respect to the EIP; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the EIP and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within the delegated authority of Fred
D. Paulenich; and

         NOW THEREFORE, effective as of January 1, 2002, the EIP is hereby amended by adding the following sentence at the beginning of Subsection 11.5(b) to read as follows:

                "(b) ANNUITY CONTRACT. This Subsection 11.5(b) shall apply only with respect to any distribution of a Plan Benefit with an Annuity Starting Date before January 1, 2002."

                                      * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this ______ day of ________________________, 2001.


                          LEVI STRAUSS & CO.


                          By: _________________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources